UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Cell Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

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ON JANUARY 4, 2010, CELL THERAPEUTICS, INC. (THE “COMPANY”) PUBLISHED IN ITALY A PRELIMINARY NOTICE OF CALL (THE “PRELIMINARY NOTICE OF CALL”) OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 9, 2010 (THE “SPECIAL MEETING”) AND DISTRIBUTED A LETTER REGARDING THE SPECIAL MEETING TO ITALIAN PARTICIPATING BANKS WHOSE CLIENTS HOLD SHARES OF THE COMPANY THROUGH MONTE TITOLI, S.P.A. (THE “LETTER TO SHAREHOLDERS”) THE COMPANY INSTRUCTED SUCH BANKS TO FORWARD A COPY OF THE LETTER TO SHAREHOLDER TO THE BANKS’ CLIENTS HOLDING SHARES OF THE COMPANY. THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE PRELIMINARY NOTICE OF CALL AND AN ENGLISH TRANSLATION OF THE LETTER TO SHAREHOLDERS.

ENGLISH TRANSLATION OF PRELIMINARY NOTICE OF CALL OF SPECIAL MEETING OF SHAREHOLDERS

CELL THERAPEUTICS, INC.

Registered office: 501 Elliott Avenue West, Suite 400

Seattle, WA 98119, USA

Preliminary notice of call of Special Meeting of Shareholders to be held on April 9, 2010

To our Shareholders:

The Special Meeting of Shareholders (the “Special Meeting”) of Cell Therapeutics, Inc., a Washington corporation (the “Company”), is expected to be held on April 9, 2010, at 10 a.m. Seattle, Washington time, at the Company’s headquarters at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119, to discuss and resolve upon the following matters:

(i)	approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company from 810,000,000 to 1,210,000,000 and to increase the number of authorized shares of common stock of the Company from 800,000,000 to 1,200,000,000; and

(ii)	approval of an amendment to the Company’s 2007 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of common stock available for issuance under Plan by 40,000,000 shares.

Our shareholders (the “Shareholders”) are cordially invited to attend the Special Meeting in person or via a webcast. Shareholders of record at the close of business on February 19, 2010, the record date established by the Company’s Board of Directors (the “Record Date”), will be entitled to vote at the Special Meeting. The Shareholders shall have the right to exercise their voting rights at the Special Meetings even if the date of the Special Meeting is adjourned or postponed. A complete list of the Shareholders having the right to receive the call notice of the Special Meeting and to exercise their voting rights, will be available for review by the Shareholders, for any reason concerning the Special Meeting, at the office of the Secretary of the Company at Elliott Avenue West, Suite 400, Seattle, Washington 98119 beginning ten days prior to the Special Meeting.

The Shareholders whose shares are held in Italy through Monte Titoli S.p.A. (the “Italian Shareholders”), may obtain from their intermediaries through which they hold their shares (the “Depositary Banks”) the certification for attendance at the Special Meeting (the “Certification”), which is to be presented in order to attend the Special Meeting and to vote in person. Alternatively, the Italian Shareholders may vote by mail, submitting the proxy card included in the proxy statement or available on the website of the United States Securities and Exchange Commission (the “SEC”) (www.sec.gov) and available on the Company’s website (www.celltherapeutics.com), as duly filed in, executed and delivered, to the Company’s headquarters, together with the Certification. The name indicated on the proxy card must exactly match with the name as printed on the Certification.

Please note that the Company expects that the final proxy statement will be available on February 22, 2010 or about that date on the website of the SEC (www.sec.gov) and on the Company’s website (www.celltherapeutics.com) and in paper form at Depositary Banks, at the office of Borsa Italiana S.p.A. and at the office of the Company’s Italian legal counsel Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli) at Via Dante 7, 20123 Milan. The Shareholders are cordially invited to examine the proxy statement and, in particular, the section regarding the matters to be discussed and resolved at the Special Meeting, which will be described, in greater detail.

In order to facilitate the voting rights related to the Company’s shares and in order to help permit the Special Meeting to achieve the quorum required and to validly resolve upon the Special Meeting matters, certain Italian banks have agreed—unless otherwise instructed by the relevant Shareholders—to make book-entry transfers of the Company’s shares, in part or all of the shares held in the name of and in the custumers’ account by such banks, to their United States correspondent banks, which will then transfer the shares to an account of the Italian bank at a United States affiliate broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange, this process permits the Company to count these shares for the purpose of achieving quorum and permits such broker-dealers to vote these shares at each of the meetings for certain “routine” matters in the event that Italian Shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. The Italian Shareholders will have, in any case, the right to provide instructions to the United States affiliate broker-dealer in order to abstain from taking any action with reference to the shares, including the exercise of the voting right. As a result, should any Shareholder not exercise its voting right or give separate voting instructions on or before the date of the Special Meeting, the transferred shares will be voted by the United States broker pursuant to the discretionary authority granted them under Rule 452 of the New York Stock Exchange.

Any Italian Shareholder may also vote via Internet or by telephone if his or her shares are held directly by a United States broker’s account in the Shareholder’s name before and at least on the Record Date. Once the shares are held by a United States broker, the Italian Shareholder may receive the Special Meeting documentation (including the proxy statement) at his or her address, together with a Security Code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown on the Special Meeting voting documentation. The Italian Shareholders are invited to contact their Depositary Bank to understand the procedure associated with the transfer mentioned herein. Please note that the costs derived from the transfer, including those debited or claimed by the United States broker for the management of the account in the United States, shall be borne by the Italian Shareholder requesting the transfer of his or her shares.

The Italian Shareholders may also request to be registered in the Company’s shareholders book at any time as a record holder. The Shareholders are invited to contact their bank to understand the procedure for such registration, which would include, inter alia, the submission of a registration request (together with a ownership certification) to the Company’s transfer agent, the removal of the shares from Monte Titoli’s account and their transfer to the United States directly in name of the Shareholder. Please note that registration in the Company’s shareholders book may limit the disposal rights related to the shares or make its exercise more complex.

Therefore, the Shareholders are kindly invited to contact their Depositary Banks so that the Shareholders can receive the Special Meeting documentation, including the proxy card, and the instruction concerning the voting modalities.

On behalf of Board of Directors /s/ Louis A. Bianco Louis A. Bianco Executive Vice President, Finance & Administration

January 4, 2010

The Company will file a proxy statement and other documents regarding the Special Meeting described in this Preliminary Notice of Call of Special Meeting of Shareholders with the SEC. The Company’s shareholders are urged to read the proxy statement and other relevant materials when they become available, because they will contain important information about the Company, the Special Meeting and related matters. Shareholders may obtain a free copy of the Company’s proxy statement when available, and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov), on the Company’s website (www.celltherapeutics.com), in paper form at the Depositary Banks, at the office of Borsa Italiana S.p.A. and at the office of the Company’s Italian legal counsel Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli) at Via Dante 7, 20123 Milan.

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ENGLISH TRANSLATION OF LETTER TO SHAREHOLDERS

January 4, 2010

To our Italian shareholders:

This letter relates to the Special Meeting of Shareholders (the “Special Meeting”) of Cell Therapeutics, Inc., a Washington corporation (the “Company”), to be held on April 9, 2010 (Seattle, Washington time), at the Company’s headquarters in Seattle, Washington. The purpose of the Special Meeting is to resolve upon the following matters: (i) approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the of the Company from 810,000,000 to 1,210,000,000 and to increase the number of authorized shares of common stock of the Company from 800,000,000 to 1,200,000,000; and (ii) approval of an amendment to the Company’s 2007 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of common stock available for issuance under Plan by 40,000,000 shares (the “Special Meeting Resolutions”). Shareholders of record at the close of business on February 19, 2010 (the “Record Date”) will be entitled to vote at the Special Meeting. Details of these proposals will be set forth in a proxy statement that will be made available shortly after the Record Date.

In order to allow the Special Meeting to achieve the quorum required to validly resolve upon any or all of the Special Meeting Resolutions with respect to those broker-dealers that have discretion to vote, we request that certain Italian banks make a book-entry transfer of their share positions at Monti Titoli S.p.A. to their U.S. correspondent banks, which will then transfer the shares to an account of the Italian bank at a U.S. affiliate broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange, this process permits the Company to count these shares for the purpose of achieving quorum and permits such broker-dealers to vote these shares at each of the meetings for certain “routine” matters in the event that Italian shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. We successfully used this method to increase the number of shares held by Italian shareholders represented for quorum purposes at the Company’s last shareholders’ meetings. For a description of this process, please refer to the registration document authorized for publication by Consob and published in September 2009.

We have asked certain Italian banks to again comply with this procedure in connection with the Special Meeting to be held on April 9, 2010 to allow us to obtain a quorum at the Special Meeting and votes from Italian shareholders on any or all of the Special Meeting Resolutions with reference to those broker-dealers that have discretion to vote.

Unless following receipt of this letter and prior to the deadline set by your depositary bank for the transfer you expressly instruct your depositary bank to abstain from taking any transfer action, your shares will be transferred to a U.S. affiliate broker-dealer as described above.

Following transfer of the shares as mentioned above, you will still be entitled to vote pursuant to the modalities set forth in the proxy statement for the Special Meeting, which are explained below, or to provide instructions to the U.S. affiliate broker-dealer (through your depository bank) to abstain from taking any action in connection with your shares, including the exercise of the voting rights, on or before April 9, 2010.

Therefore, once the shares have been transferred on the Record Date, if you do not provide voting instructions or do not provide instructions to your bank to abstain from taking any voting action on or before April, 9 2010, these shares will be voted by the U.S. broker pursuant to the discretionary authority granted them under Rule 452 of the New York Stock Exchange.

The Italian shareholders shall be informed that the transfer of the shares (as described above) itself does not allow the shareholders to vote via Internet or telephone due to the fact that the shares are held, on an account of the Italian bank at a U.S. affiliate broker-dealer, in the name of the bank.

For the purpose of voting via Internet or by telephone, the shares shall be held directly by a U.S. broker account in the shareholder’s name. Once the shares of the Italian shareholder are held in custody by the broker-dealer affiliate, the latter shall be in a position to provide the Italian shareholder’s details to Broadridge, which is the condition to allow Broadridge to send the Special Meeting documentation (including the proxy statement) and to assign to the Italian shareholders a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown each time on the voting documentation.

All of our shareholders are cordially invited to attend our Special Meeting. If you hold our stock in Italy through Monte Titoli S.p.A., you may request from your broker a Certification of Participation in the Italian Central Depository System, which we refer to as your “Certification.” If you wish to attend our Special Meeting and vote in person, please present your Certification at the door.

Alternatively:

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If you would like to vote by mail, you must obtain an Italian proxy card. If you do not receive an Italian proxy card with the proxy statement, you may print one from our Internet site once the proxy statement has been made available at www.CellTherapeutics.com. Please mark your votes on the Italian proxy card and return it and your Certification by mail to the address shown on the card by the deadline shown on the card. Your name as you write it on your Italian proxy card must exactly match your name as printed on your Certification. Italian privacy law prevents us from learning in advance the names of the persons holding Certifications. Thus, you must include your Certification (or a complete copy) in the same envelope as your Italian proxy card in order for your vote to be counted. This will provide proof to our inspector of elections that you have the right to vote.

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Holders of Certifications may also name a substitute proxy by any other means permitted by Washington law and the Company’s bylaws. If you use this alternate means, the person you name as your proxy must provide your Certification, or a complete copy thereof, together with your written authorization naming such person as your proxy, to the Company’s inspector of elections in order to verify the authenticity of your proxy designation.

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An Italian shareholder may also vote via Internet or by telephone if his or her shares are held directly by a U.S. broker account in that shareholder’s name. To use this method, please promptly instruct your bank to transfer your shares to a U.S brokerage account (to be held in your name and for your account) prior to February 19, 2010. Once your shares are held by a U.S. broker in your name, you may receive the Special Meeting documentation (including the proxy statement) at your address, together with a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown on the Special Meeting voting documentation. Please contact your bank to understand the procedure associated with the transfer mentioned herein. Please note that the costs derived from the transfer, including those debited or claimed by the United States broker for the management of the account in the US, shall be borne by the Italian shareholder requesting the transfer of its shares.

Please note that we expect the final proxy statement to be available on or about February 22, 2010, on the SEC’s website (www.sec.gov) and on the Company’s website (www.CellTherapeutics.com) and in paper form at your bank, at the office of Borsa Italiana S.p.A. and at the office of the Company’s Italian legal counsel Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli) at Via Dante 7, 20123 Milan within 15 business days from the filing of the proxy statement with the SEC and, in any case, at least 20 or 10 days prior to the date of the Special Meeting (depending on the purposes of the Meeting).

Italian shareholders may also request to be registered in the Company’s shareholders book at any time as a record holder. Please contact your bank to understand the procedure for such registration, which would include, inter alia, the submission of a registration request (together with a ownership certification) to the Company’s transfer agent, the removal of your shares from Monte Titoli’s account and their transfer to the United States directly in your name. Please note that registration in the Company’s shareholders book may limit your disposal rights or make its exercise more complex.

We strongly encourage our Italian shareholders to obtain a Certification and submit it, together with an Italian proxy card, by mail to the address shown on the Italian proxy card. To this effect, we recommend to our Italian shareholders to contact their banks for the purposes of verifying the timing and the procedures for the exercise of the voting rights established by each broker on the basis of its internal procedure. You should also contact your bank if you wish to instruct the U.S. broker to abstain from taking any action in relation to your shares held by such broker. A significant percentage of our shares are held by persons in Italy. If our Italian shareholders do not take the time to vote, we will not obtain a quorum, we would therefore be unable to conduct any business at the Special Meeting. Your vote is important. Please obtain a Certification and vote.

James A. Bianco, M.D.

/s/ James A. Bianco, M.D.
Chief Executive Officer
Cell Therapeutics, Inc.